Exhibit 31.4

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO RULES 13a-14 AND 15d-14

OF THE SECURITIES EXCHANGE ACT OF 1934

(Section 302 of the Sarbanes-Oxley Act of 2002)

I, Gary L. Pittman certify that:

1.                                       I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Geokinetics Inc.

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

April 30, 2012	/s/ Gary L. Pittman
Gary L. Pittman
Executive Vice President and Chief Financial Officer